                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 15, 1997
                    --------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                            SIGNATURE RESORTS, INC.
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                      000-21193               95-4582157
(STATE OR OTHER JURISDICTION      (COMMISSION TITLE NUMBER)    (IRS EMPLOYER
OF INCORPORATION)                                             IDENTIFICATION NUMBER)

                       1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
                     --------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (650) 312-7171
              ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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         The Company's Current Report on Form 8-K filed with the Securities and
Exchange Commission (the "Commission") on September 9, 1997, as amended and restated by the Current Report on Form 8-K/A filed with the Commission on October 10, 1997, is hereby further amended to add the following Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

         Exhibit 27 - Financial Data Schedule

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SIGNATURE RESORTS, INC.

                            By: /s/ Andrew D. Hutton
                               -------------------------------
                               Name: Andrew D. Hutton
                               Title: Vice President and General Counsel

Dated: October 22, 1997

                                 EXHIBIT INDEX

27   Financial Data Schedule